Exhibit 99.1

NEWS RELEASE

Clean Energy and Mansfield Partner to Provide Fully-Integrated Natural Gas Fueling Solution

Clean Energy to Acquire Mansfield CNG Fuel Infrastructure Portfolio

SEAL BEACH, CA and GAINESVILLE, GA (May 7, 2013) — Clean Energy Fuels Corp.  (Nasdaq: CLNE), and Mansfield Energy Corp. today announced a strategic partnership to offer customers the most comprehensive solution in the compressed natural gas (CNG) fuel industry. Sales teams from both companies will offer Clean Energy’s natural gas fueling station construction and operational services to current and potential customers. These services will be supported by Mansfield’s large-scale fuel supply capabilities, and Gas-2-Gallons fuel management system creating a superior solution for the growing number of fleets making the switch to cleaner, cheaper natural gas.

“This agreement joins two leaders of fleet fueling into strategic partners that will provide the highest level of service and best value for customers in the rapidly-growing natural gas fuel market,” said Andrew J. Littlefair, president and CEO of Clean Energy. “No other company offers fuel customers the benefit of scale and expertise that Mansfield provides. Clean Energy has built and operated more CNG stations and fueled more natural gas vehicles than any company in the U.S. Together, we will be the best solution in the marketplace.”

“We want our customers to have the best solution possible for fueling with natural gas,” said Michael Mansfield, CEO of Mansfield.  “We bring scale in commodity supply, risk management, and transaction processing.  Clean Energy has scale in design, engineering and operations.  Bringing these strengths together for our customers provides the benefits of proven technology coupled with large scale operating efficiencies to provide the best value and simplest path to natural gas adoption in the market today.”

Mansfield Gas Equipment Systems has ongoing CNG service and operations contracts with 43 locations as well as 20 new CNG sites currently under development in the waste, transit, and municipal fleet sectors. This portfolio will be combined with the 348 CNG and liquefied natural gas (LNG) fueling stations Clean Energy currently owns, operates or supplies, further solidifying Clean Energy’s position as the largest provider of natural gas infrastructure for transportation in North America.  Clean Energy’s total strategic partnerships to-date represent over 11 billion gallons of gasoline and diesel delivered annually. The company also will become the Western distributor of Mansfield Gas Equipment Systems’ FuelMaker, a small scale business and home re-fueling system.

Natural gas fuel costs up to $1.50 less per gallon than gasoline or diesel, depending on local market conditions. The use of natural gas fuel not only reduces operating costs for vehicles, but also reduces greenhouse gas emissions up to 30% in light-duty vehicles and 23% in medium to heavy-duty vehicles.

For more information please refer to the attached fact sheet or visit www.cleanenergyfuels.com.

About Clean Energy Fuels Corp.
Clean Energy Fuels Corp. (Nasdaq: CLNE) is the largest provider of natural gas fuel for transportation in North America. We build and operate compressed natural gas (CNG) and liquefied natural gas (LNG) fueling stations; manufacture CNG and LNG equipment and technologies for ourselves and other companies; convert taxis, vans, pick-up trucks and shuttle buses to natural gas; and develop renewable natural gas (RNG) production facilities. For more information, visit www.cleanenergyfuels.com.

About Mansfield Oil Company

Ranked as one of the Top 100 privately held companies in America by Forbes magazine, Mansfield defines the next generation transportation fuels company. Founded in 1957, the company has achieved double-digit growth for three decades by focusing on optimizing and controlling fuel-related costs for its customers using innovation, technology and high touch service.   Mansfield’s corporate headquarters is located in Gainesville, GA, with regional operations centers located in Chicago, Detroit, Denver, Los Angeles, Houston and Calgary and with renewable energy operations in Bloomington, MN, Irvine, CA, and Sioux City, IA. For more information, visit www.mansfieldoil.com.

Forward-Looking Statements— This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, including statements about the anticipated benefits of the strategic partnership, the advantages of natural gas relative to gasoline and diesel fuel, future sales of Clean Energy’s and Mansfield’s products and services and expectations about the future adoption of natural gas as a vehicle fuel. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors, including, but not limited to, changes in the price per gallon of natural gas fuel relative to diesel and gasoline, lack of demand for Clean Energy’s and Mansfield’s products and services and changes in governmental regulations.  The forward-looking statements made herein speak only as of the date of this press release and, unless otherwise required by law, the company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Additionally, the reports and other documents Clean Energy files with the SEC (available at www.sec.gov) contain risk factors, which may cause actual results to differ materially from the forward-looking statements contained in this news release.

Clean Energy Investor Contact:

Tony Kritzer

Director, Investor Relations

562-936-7120
tkritzer@cleanenergyfuels.com

Clean Energy Fuels Media Contact:

Patric Rayburn

Public Relations Manager

562-936-7583

patric.rayburn@cleanenergyfuels.com

Mansfield Media Contact:

Kristin Sanderson

Corporate Marketing Manager

678-450-2110

ksanderson@mansfieldoil.com

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Clean Energy and Mansfield Strategic Partnership Fact Sheet

Partnership Overview

•                 Joint Marketing and Bilateral Sales

•                  Includes marketing natural gas and diesel fuel to current and potential clients; RFP identification and submission; tradeshow representation and support

•                 Acquisition of Mansfield’s Compressed Natural Gas (CNG) Business by Clean Energy

•                  Represents 43 service and operations contracts and 20 new CNG stations under development

•                  Clean Energy will become the Western distributor of Mansfield Gas Equipment Systems’ FuelMaker, a small scale home re-fueling system

•                 In addition, Clean Energy and Mansfield intend to work together on:

•                  Back Office Products and Support

•                  Gas-2-Gallons Fuel Management System

•                  Energy Services

•                  Direct supply of natural gas and electricity and automated invoicing and tracking as well as motor fuel tax processing and filing

•                  Joint Development of Locations to Provide Fueling Services

•                  Designed to leverage Mansfield’s and Clean Energy’s sprawling North American real estate footprint

Company Snapshots

Clean Energy	Mansfield
• Nationwide network of 100 sales agents	• Nationwide network of 60 sales agents

• 675+ Fleet customers • 8,600+ Transactions per day • 31,000 Natural gas vehicles fueled per day	• 3,500+ Fleet customers • 2,000+ Truck Loads Per Day • 25,000 Transactions per day • 18,000 Locations Supplied

•                  North American leader in both CNG and LNG fueling; 195 million gasoline gallons equivalents delivered in 2012

•                  358 Natural gas stations in 32 states; 37 airport stations

•                  Two renewable natural gas (RNG) production facilities

•                  Two LNG plants

•                  Largest fuel provider to private fueling stations in North America; three billion gallons of fuel delivered per year

•                  1,000+ waste fueling sites

•                  Only North American operator to supply fuel and services in all fifty U.S. states and all Canadian provinces

•                  Retail, bulk and mobile fueling

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Clean Energy	Mansfield

•                  70 America’s Natural Gas Highway® stations completed and more in 2013

•                  Cryogenic tanker fleet

•                  Vehicle conversion capability

•                  Facilities Modification Services

•                  Best-in-class CNG/LNG/LCNG fueling station engineering, design and construction

•                  Construction management

•                  Consulting services

•                  Grants and financing

•                  Natural gas fleet cards and support

•                  Strategic partnerships represent 11 billion gallons of gasoline and diesel delivered per year:

•                  Pilot Flying J, largest public truck stop operator in the U.S.

•                  GE

•                  Covanta Energy

•                  Westport Innovations, Inc

•                  Waste Management

•                  Republic Services

•                  Energy Services for supply of natural gas and electricity

•                  Gas-2-Gallons — Fuel Management services and supply of natural gas and electricity. Includes payment and filing of all fuel taxes for clients.

•                  500 million gallons of alternative fuels supplied annually — Ethanol, BioDiesel, and Synthetic Renewable Diesel

•                  550+ Tanker transport common carriers; 250+ Less-than-truckload and tank wagon distributors

•                  Proprietary and Private Label Fleet cards issuance and processing on Voyager, WEX, Fleetcor, Comdata, MasterCard networks

•                  55 information technology developers creating cutting-edge fuel management technologies and applications

•                  FuelNet online management system for monitoring, replenishing, reporting and tracking of all fuel consumed by fleets

•                  Risk Management and Hedging Services

•                  Best-in-class gasoline and diesel fueling station engineering, design and construction

•                  Engineering and design

•                  Construction management

•                  Consulting services

•                  Systems integration

•                  Equipment supply

•                  Imperial Oil/Exxon; provides fuel across Canada

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